Exhibit 10.3

CERTIFICATE OF INCREASE

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

INTERNATIONAL TEXTILE GROUP, INC.

International Textile Group, Inc., a Delaware corporation (the “Company”), acting pursuant to Section 151 of the General Corporation Law of the State of Delaware, does hereby submit this Certificate of Increase with respect to its Series A Convertible Preferred Stock and certifies as follows:

FIRST: The name of the Company is International Textile Group, Inc.

SECOND: The Second Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on October 20, 2006.

THIRD: In a Certificate of Designation filed with the Secretary of State of the State of Delaware on March 2, 2007, pursuant to Section 151 of the General Corporation Law of the State of Delaware, the Company was authorized to issue 12,000,000 shares of Series A Convertible Preferred Stock as a series of the Company's authorized Preferred Stock, par value $0.01 per share.

FOURTH: In a Certificate of Increase Designation filed with the Secretary of State of Delaware on June 29, 2012, pursuant to Section 151 of the General Corporation Law of the State of Delaware, the company was authorized to issue an additional 1,000,000 shares of Series A Preferred such that the aggregate number of shares designated as Series A is 13,000,000.

FIFTH: On August 7, 2013, the Company’s Board of Directors duly adopted the following resolution:

RESOLVED, that the Company hereby authorizes and designates an additional 2,000,000 shares of the Company’s Preferred Stock to be designated and issued as Series A Convertible Preferred Stock, such that the aggregate number of shares designated as Series A Convertible Preferred Stock shall be 15,000,000, and the appropriate officers of the Company be, and each of them hereby is, authorized and directed to execute and file with the Secretary of State of the State of Delaware a Certificate of Increase to such effect;

INTERNATIONAL TEXTILE GROUP, INC.

/s/ Neil W. Koonce
Name: Neil W. Koonce
Title: Vice President

/s/ Date: August 7, 2013